SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                           _____________________



                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934




Date of Report                                    May 1, 1998
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                    (Date of earliest event reported)




                          Energy East Corporation
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          (Exact name of registrant as specified in its charter)



   New York                333-37997              14-1798693
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other           (Commission           (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)



One Commerce Plaza, Suite 2006A-20th Floor, Albany, NY   12260
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Address of principal executive offices)              (Zip Code)



                                                   518-434-3014
Registrant's telephone number, including area code . . . . . .



                                    NA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 (Former name or former address, if changed since last report)

Item 5.  Other Events

     On May 1, 1998, New York State Electric & Gas Corporation (NYSEG) was reorganized into a holding company structure pursuant to an Agreement and Plan of Share Exchange (Plan of Exchange) between NYSEG and Energy East Corporation (Energy East). The Plan of Exchange was approved on April 29, 1998, by more than two-thirds of the outstanding NYSEG Common Stock entitled to vote. As part of the reorganization, all of the outstanding shares of NYSEG Common Stock ($6.66 2/3 Par Value) were exchanged on a share-for-share basis for shares of Energy East Common Stock, par value $.01 per share, and NYSEG became a subsidiary of Energy East. The preferred stock and debt of NYSEG were not exchanged and remain securities of NYSEG.

     The Common Stock of NYSEG was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (Exchange Act), and listed on the New York Stock Exchange. NYSEG is delisting its Common Stock from the New York Stock Exchange and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of its Common Stock. Pursuant to Rule 12g-3(a) under the Exchange Act, the Energy East Common Stock is deemed to be registered under
Section 12(b) of the Exchange Act. The Energy East Common Stock was approved for listing on the New York Stock Exchange.

Item 7.  Financial Statements and Exhibits.

     See Exhibit Index.






                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ENERGY EAST CORPORATION
                                       (Registrant)



                        By         Kenneth M. Jasinski
                                   Kenneth M. Jasinski
                                  Senior Vice President
                                   and General Counsel


Date:  May 1, 1998

EXHIBIT INDEX

     The following exhibits are incorporated herein by reference:

  Exhibit                                                 As
    No.                  Filed In                     Exhibit No.
    2-1  -  Agreement and Plan of Share Exchange
            between New York State Electric & Gas
            Corporation and Energy East Corporation -
            Registration No. 333-37997. . . . . . . .     2-1

   99-1  -  Restated Certificate of Incorporation of
            Energy East Corporation filed in the
            Office of the Secretary of State of the
            State of New York on April 23, 1998 -
            post-effective amendment no. 1 to
            Registration No. 033-54155. . . . . . . .     4-1

   99-2  -  By-Laws of Energy East Corporation as
            amended April 23, 1998 - post-effective
            amendment no. 1 to Registration No.
            033-54155 . . . . . . . . . . . . . . . .     4-2